Exhibit 32.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION CHIEF EXECUTIVE OFFICER

In connection with this quarterly report on Form 10-Q of Mission Community Bancorp (“the Company”) for the period ended September 30, 2009, I, Anita M. Robinson, President and Chief Executive Officer, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Form 10-Q for the period ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Form 10-Q for the period ended September 30, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 14, 2009

By:         /s/ Anita M. Robinson
Anita M. Robinson
President and Chief Executive Officer